EXHIBIT 10.1

                      AMENDMENT NO. 5 TO THE LOAN DOCUMENTS

                                                             As of April 7, 2000

         AMENDMENT NO. 5 TO THE LOAN DOCUMENTS dated as of April 7, 2000 to the Credit Agreement dated as of November 26, 1997 (as amended and otherwise modified by Amendment and Waiver No. 1 dated as of January 23, 1998, Letter Waiver No. 2 dated as of April 9, 1998, Amendment No. 3 to the Loan Documents dated as of May 26, 1998 and Amendment and Waiver No. 4 to the Loan Documents dated as of May 25, 1999, the "Credit Agreement") among Desa International, Inc., a Delaware corporation (the "Borrower"), Desa Holdings Corporation, a Delaware corporation (the "Parent Guarantor"), the Lender Parties party thereto, UBS Securities LLC, as a Co-Arranger and Documentation Agent thereunder, Banc of America Securities LLC (formerly NationsBanc Montgomery Securities LLC), as a Co-Arranger and Syndication Agent thereunder and Bank of America, N.A. (formerly NationsBank, N.A.), as Administrative Agent (the "Administrative Agent") for the Lender Parties thereunder. Capitalized terms not otherwise defined herein shall have the same meanings as specified therefor in the Credit Agreement.

                             PRELIMINARY STATEMENTS

         (1) The Borrower has requested that the Lender Parties agree to amend the Credit Agreement and the other Loan Documents in order to:

                  (a) finance the acquisition (the "Trine Asset Acquisition") of certain assets of Trine Product Company, a division of Fred M. Schildwachter & Sons, Inc., a New York corporation ("FMS"), by the Borrower pursuant to the Asset Purchase Agreement dated as of April 3, 2000 (the "Trine Asset Purchase Agreement") between the Borrower and FMS for a cash purchase price not to exceed $11,000,000 (as such amount may be increased or decreased pursuant to Article 3 of the Trine Asset Purchase Agreement); and

                  (b) permit the Parent Guarantor to make an equity contribution to the Borrower of no less than $5,000,000 (the "Parent Guarantor Equity Contribution").

The Trine Asset Acquisition and the Parent Guarantor Equity Contribution are hereinafter collectively referred to as the "Transactions".

         (2) The Lender Parties have indicated their willingness to agree, among other things, to amend the Credit Agreement and the other Loan Documents in order to permit the Transactions.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

         SECTION 1. Amendments of Certain Provisions of the Credit Agreement. The Credit Agreement is, upon the occurrence of the Amendment No. 5 Effective Date (as hereinafter defined), hereby amended as follows:

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                  (a) The  definition  of "Advance" set forth in Section 1.01 of the Credit Agreement is hereby amended to add after the phrase "a Term B Advance," in the first and second lines thereof the phrase "a Term C Advance,".

                  (b) The definition of "Applicable Margin" set forth in Section
         1.01 of the Credit Agreement is hereby amended (i) to add after the words "the Term B Facility," in the eighth line thereof the phrase "the Term C Facility," and (ii) to delete the headings in the last two columns of the chart set forth therein and to substitute therefor the phrases "Alternate Base Rate Advances Under Term B, Term C, Acquisition and Acquisition B Facilities" and "Eurodollar Rate Advances Under Term B, Term C, Acquisition and Acquisition B Facilities", respectively.

                  (c) The  definition  of  "Appropriate  Lender"  set  forth  in
         Section 1.01 of the Credit Agreement is hereby amended to add after the phrase "the Term B Facility," in the second line thereof the phrase "the Term C Facility,".

                  (d) The definition of "Borrowing" set forth in Section 1.01 of the Credit Agreement is hereby amended to add after the phrase "a Term B Borrowing," in the first and second lines thereof the phrase "a Term C Borrowing,".

                  (e) The definition of "Commitment" set forth in Section 1.01 of the Credit Agreement is hereby amended to add after the phrase "a Term B Commitment," in the first and second lines thereof the phrase "a Term C Commitment,".

                  (f) The definition of "Facility" set forth in Section 1.01 of the Credit Agreement is hereby amended to add after the phrase "the Term B Facility," in the first and second lines thereof the phrase "the Term C Facility,".

                  (g) The definition of "Note" set forth in Section 1.01 of the Credit Agreement is hereby amended to add after the phrase "a Term B Note" in the first line thereof, the phrase ", a Term C Note".

                  (h) The definition of "Required  Lenders" set forth in Section
         1.01 of the Credit Agreement is hereby amended (i) to delete clause (c) thereof in its entirety and to substitute therefor the following new clause (c):

                           "(c) the aggregate unused  Commitments under the Term
                  A Facility, the Term B Facility, the Term C Facility and the Acquisition B Facility at such time",

         and (ii) to delete subclause (C) thereof in its entirety and to substitute therefor the following new subclause (C):

                           "(C) the aggregate  unused Term A Commitment,  Term B
                  Commitment, Term C Commitment and Acquisition B Commitment of such Lender at such time".

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                  (i) The following definitions set forth in Section 1.01 of the
         Credit Agreement are hereby amended and restated in their entirety to read as follows:

                           "Lenders"  means the  Initial  Lenders,  the  Initial
                  Acquisition B Lenders, the Initial Term C Lenders and each Person that shall become a Lender hereunder pursuant to
                  Section 9.07.

                           "Term  Advances"  means,  collectively,  the  Term  A
                  Advances, the Term B Advances and the Term C Advances.

                           "Term  Facilities"  means,  collectively,  the Term A
                  Facility, the Term B Facility and the Term C Facility.

                           "Transaction Documents" means, collectively,  the FMI
                  Merger Agreement, the FMI Noncompetition Agreements, the FMI Voting Agreement, the Desa U.S. Asset Purchase Agreement, the Desa U.S. Merger Agreement, the Noncompetition Agreement, the Guaranty Agreement, the License Agreement, the Forbearance Agreement, the Consulting Agreement, the Supply Agreement, the Joint Venture Agreement, the Trine Asset Purchase Agreement, the Trine Indemnity Escrow Agreement, the Trine Noncompetition and Confidentiality Agreement, and each of the other agreements, instruments or other documents setting forth the terms of or entered into in connection with any aspect of the Transactions (other than the Recapitalization).

                           "Transactions" means, collectively:

                                    (a) at any time and from  time to time on or
                           prior to the Amendment No. 3 Effective Date, (i) the Recapitalization, (ii) the consummation of the Heath Mergers, (iii) the entering into by the Borrower and the Parent Guarantor of Amendment No. 3 and all of the documents, instruments and other agreements (including, without limitation, amendments and supplements to the Collateral Documents required under, or delivered in connection with, Section 3(j)(vi) of Amendment No. 3), (iv) the entering into by the Borrower and the Parent Guarantor of the Related Documents to which they are or are intended to be a party and (v) the payment of the fees and expenses incurred in connection with the consummation of the foregoing;

                                    (b) at any time and from time to time  after
                           the Amendment No. 3 Effective Date and on or prior to the Amendment No. 5 Effective Date, (i) the Recapitalization, (ii) the consummation of the Heath Mergers, the Desa U.S. Merger, the FMI Merger and the Parent Guarantor Equity Issuances, (iii) the entering into by the Borrower and the Parent Guarantor of Amendment No. 3 and all of the documents, instruments and other agreements (including, without limitation, amendments and supplements to the Collateral Documents required under, or delivered in connection with, Section 4(j)(v) of Amendment No. 3), (iv) the entering into by the Borrower and the Parent
                           Guarantor  of   Amendment   No.

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                           5 and all of the  documents,  instruments  and  other
                           agreements (including, without limitation, amendments and supplements to the Collateral Documents required under, or delivered in connection with, Section 4(j)(vi) of Amendment No. 5), (v) the entering into by the Borrower and the Parent Guarantor of the Related Documents to which they are or are intended to be a party and (vi) the payment of the fees and expenses incurred in connection with the consummation of the foregoing; and

                                    (c) at any time and from time to time  after
                           the Amendment No. 5 Effective Date, (i) the Recapitalization, (ii) the consummation of the Heath Mergers, the Desa U.S. Merger, the FMI Merger, the Trine Asset Acquisition, the Parent Guarantor Equity Issuances and the Parent Guarantor Equity Contribution, (iii) the entering into by the Borrower and the Parent Guarantor of Amendment No. 3 and all of the documents, instruments and other agreements (including, without limitation, amendments and supplements to the Collateral Documents required under, or delivered in connection with, Section 4(j)(v) of Amendment No. 3, (iv) the entering into by the Borrower and the Parent Guarantor of Amendment No. 5 and all of the documents, instruments and other agreements (including, without limitation, amendments and supplements to the Collateral Documents required under, or delivered in connection with, Section 4(j)(vi) of Amendment No. 5), (v) the entering into by the Borrower and the Parent Guarantor of the Related Documents to which they are or are intended to be a party and (vi) the payment of the fees and expenses incurred in connection with the consummation of the foregoing.

                  (j) Section 1.01 of the Credit Agreement is hereby further amended to add the following new definitions:

                           "Amendment  No. 5" means the fifth  amendment to this
                  Agreement entered into as of April 7, 2000.

                           "Amendment  No. 5  Effective  Date"  has the  meaning
                  specified in Section 4 to Amendment No. 5.

                           "FMS" means Fred M. Schildwachter & Sons, Inc., a New
                  York corporation.

                           "Initial Term C Lenders"  means the banks,  financial
                  institutions and other institutional lenders listed on the signature pages to Amendment No. 5 under the caption "The Initial Term C Lenders".

                           "Parent  Guarantor  Equity  Contribution"  means  the
                  equity contribution made by the Parent Guarantor to the Borrower in an aggregate amount of not less than $5,000,000.

                           "Term C Advance" has the meaning specified in Section
                  2.01(h).

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

                           "Term C Borrowing"  means a borrowing  consisting  of
                  simultaneous Term C Advances of the same Type made by the Term C Lenders.

                           "Term C Commitment" means, with respect to any Term C
                  Lender at any time, the amount set forth opposite such Lender's name on Schedule I hereto under the caption "Term C Commitment" or, if such Lender has entered into one or more Assignments and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to
                  Section 9.07(d) as such Lender's "Term C Commitment", as such amount may be reduced at or prior to such time pursuant to
                  Section 2.05.

                           "Term C Facility"  means,  at any time, the aggregate
                  amount of the Term C Lenders' Term C Commitments at such time.

                           "Term C Lender"  means any  Lender  that has a Term C
                  Commitment.

                           "Term C Note" means a promissory note of the Borrower
                  payable to the order of any Term C Lender, in substantially the form of Exhibit A-6 hereto, evidencing the aggregate indebtedness of the Borrower to such Lender resulting from the Term C Advances made by such Lender.

                           "Term C  Termination  Date"  means the earlier of (a)
                  November 26, 2003 and (b) the date of termination in whole of the Term C Commitments pursuant to Section 2.05 or 6.01.

                           "Trine Asset  Acquisition"  means the  acquisition of
                  certain assets of FMS by the Borrower on the Amendment No. 5 Effective Date pursuant to the terms of the Trine Asset Purchase Agreement.

                           "Trine  Asset  Purchase  Agreement"  means  the Asset
                  Purchase Agreement dated as of April 3, 2000 between the Borrower and FMS, as amended, supplemented or otherwise modified from time to time after the Amendment No. 5 Effective Date in accordance with the terms hereof and thereof.

                           "Trine   Indemnity   Escrow   Agreement"   means  the
                  Indemnity Escrow Agreement dated as of April 7, 2000 among the Borrower, FMS and State Street Bank and Trust Company, as escrow agent, as amended, supplemented or otherwise modified from time to time after the Amendment No. 5 Effective Date in accordance with the terms hereof and thereof.

                           "Trine Noncompetition and Confidentiality  Agreement"
                  means the Noncompetition and Confidentiality Agreement dated as of April 7, 2000 among the Borrower, FMS and certain stockholders of FMS, as amended, supplemented or otherwise modified from time to time after the Amendment No. 5 Effective Date in accordance with the terms hereof and thereof.

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                  (k) Section 2.01 of the Credit Agreement is hereby amended (i)
         to add after subsection (g) thereof the following new subsection (h):

                           "(h) The Term C Advances. Subject to Section 2.14(d),
                  each Term C Lender severally agrees, on the terms and conditions set forth herein and in Amendment No. 5, to make a single advance (a "Term C Advance") to the Borrower on any Business Day during the period from the date hereof until April 15, 2000 in an amount not to exceed such Lender's Term C Commitment at such time. The Term C Borrowing shall consist of Term C Advances made simultaneously by the Term C Lenders ratably according to their Term C Commitments. Amounts borrowed under this Section 2.01(h) and repaid or prepaid may not be reborrowed."

         and (ii) to reletter the existing subsection (h) of Section 2.01 as subsection (i) thereof.

                  (l) Section 2.02(c)(ii) of the Credit Agreement is hereby amended to add after the phrase "more than three separate Borrowings" in the eighth line thereof the phrase ", the Term C Advances may not be outstanding as part of more than three separate Borrowings".

                  (m) Section 2.04 of the Credit Agreement is hereby amended (i) to add after subsection (d) thereof the following new subsection (e):

                           "(e) Term C Advances. The Borrower shall repay to the
                  Administrative Agent for the ratable account of the Term C Lenders the aggregate outstanding principal amount of the Term C Advances on the following dates in the amounts indicated for such dates (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.06):

                           Quarterly Payment Date                  Amount

                           August, 2000                           $200,000
                           November, 2000                          200,000

                           February, 2001                          200,000
                           May, 2001                               200,000
                           August, 2001                            200,000
                           November, 2001                          200,000

                           February, 2002                          200,000
                           May, 2002                               200,000
                           August, 2002                            200,000
                           November, 2002                          200,000

                           February, 2003                          200,000
                           May, 2003                               200,000
                           August, 2003                            200,000

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                           November, 2003                        3,400,000

                  ; provided, however, that the final principal installment shall be repaid on the Term C Termination Date and in any event shall be in an amount equal to the aggregate principal amount of the Term C Advances outstanding on such date."

         and (ii) to  reletter  the  existing  subsections  (e),  (f) and (g) of
         Section 2.04 as subsections (f), (g) and (h) thereof, respectively.

                  (n) Section 2.05(a) of the Credit Agreement is hereby amended to add after the phrase "the Term B Commitments," in the fourth line thereof the phrase "the Term C Commitments,".

                  (o) Section 2.05(b) of the Credit  Agreement is hereby amended
         (i) to add after clause (vi) thereof the following new clauses (vii) and (viii):

                           "(vii) If the Amendment No. 5 Effective  Date has not
                  occurred on or prior to April 15, 2000, the Term C Facility shall, without any further action by or notice to or from the Borrower, be terminated in whole on such date.

                           (viii) On the date of a Term C Borrowing, after giving effect to the Term C Borrowing, and from time to time thereafter upon each repayment or prepayment of the Term C Advances, the aggregate Term C Commitments of the Term C Lenders shall be automatically and permanently reduced, on a pro rata basis, by an amount equal to the amount by which the aggregate Term C Commitments immediately prior to such repayment or prepayment exceed the aggregate unpaid principal amount of the Term C Advances then outstanding."

         and (ii) to renumber the existing clauses (vii) and (viii) of Section 2.05(b) as clauses (ix) and (x) thereof, respectively.

                  (p) Section 2.08(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "(a)  Commitment  Fees. The Borrower shall pay to the
                  Administrative Agent for the account of the Appropriate Lenders (i) a working capital commitment fee, from the date hereof in the case of each Initial Lender and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Working Capital Lender in the case of each other Working Capital Lender until the Term A Termination Date and (ii) an acquisition commitment fee, from the date hereof in the case of each Initial Lender and from the effective date specified in the Assignment and Acceptance pursuant to which it became an Acquisition Lender in the case of each other Acquisition Lender until the Acquisition Availability Date, and, in the case of clauses (i) and (ii), payable in arrears on the date of the Initial Extension of Credit hereunder, thereafter on each Quarterly Payment Date and on the Term A Termination Date or the Acquisition Availability Date, respectively, at the Applicable Percentage in effect from time to time on the average daily

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                  unused portion of the Facilities (other than the Acquisition B
                  Facility and the Term C Facility). In addition, the Borrower shall pay to the Administrative Agent for the account of the Acquisition B Lenders an acquisition commitment fee, from the
                  date  of  Amendment   No.  3  in  the  case  of  each  Initial
                  Acquisition B Lender and from the effective date specified in the Assignment and Acceptance pursuant to which it became an Acquisition B Lender in the case of each other Acquisition B Lender until the Acquisition B Termination Date, payable in arrears on the Acquisition B Closing Date, thereafter on each Quarterly Payment Date and on the Acquisition B Termination Date, at the Applicable Percentage in effect from time to time on the average daily unused portion of the Acquisition B
                  Facility.   In  addition,   the  Borrower  shall  pay  to  the
                  Administrative Agent for the account of the Term C Lenders an acquisition commitment fee, from the date of Amendment No. 5 in the case of each Initial Term C Lender and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Term C Lender in the case of each other Term C Lender until the Term C Termination Date, payable in arrears on the Amendment No. 5 Effective Date, thereafter on each Quarterly Payment Date and on the Term C Termination Date, at the Applicable Percentage in effect from time to time on the average daily unused portion of the Term C Facility".

                  (q) Section 2.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "(a) The  proceeds  of the  Advances  (other than the
                  Acquisition Advances, the Acquisition B Advances and the Term C Advances) and issuances of Letters of Credit shall be available (and the Borrower agrees that it shall use such proceeds and Letters of Credit) solely (i) to finance in part the Recapitalization, (ii) to pay fees and expenses incurred in connection therewith, (iii) to refinance all of the Debt of the Borrower in existence on the date of the Initial Extension of Credit (other than the Surviving Debt of the Borrower),
                  (iv) to finance a portion not to exceed $9,500,000 (subject to adjustment as provided in the Heath Stock Purchase Agreement) of the acquisition of Heath Holding Corp., at the time of such acquisition, pursuant to the Heath Stock Purchase Agreement,
                  (v) to pay fees and expenses incurred in connection with the foregoing transactions, and (vi) from time to time, to provide working capital for the Borrower and its Subsidiaries.

                           (b) The proceeds of the Acquisition Advances shall be
                  available (and the Borrower agrees that it shall use such proceeds) solely to finance all or a portion of the purchase price of the Investments permitted pursuant to the provisions of Section 5.02(e)(viii) or 5.02(e)(x).

                           (c) The proceeds of the  Acquisition B Advances shall
                  be available (and the Borrower agrees that it shall use such proceeds) solely (i) to finance the payment to existing holders of the shares of capital stock of FMI (other than the Borrower) of the cash consideration for their shares in the FMI Merger, which payment shall not exceed $25,200,000 in the aggregate, and (ii) to finance in part the payment to existing holders of the shares of capital stock of Desa U.S. of the cash consideration for their shares in the Desa U.S. Merger, which payment shall not exceed $5,000,000 in the aggregate.

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                           (d) The  proceeds  of the  Term C  Advances  shall be
                  available (and the Borrower agrees that it shall use such proceeds) solely to finance the payment to FMS of the cash consideration for the purchase of certain assets of FMS pursuant to the Trine Asset Purchase Agreement, which payment shall not exceed $11,000,000 in the aggregate (as such amount may be increase or decreased pursuant to Article 3 of the Trine Asset Purchase Agreement).".

                  (r) Section 3.02 of the Credit Agreement is hereby amended by replacing the phrase "each Loan Document and Amendment No. 3" in subsection (i) thereof with the phrase "each Loan Document, Amendment No. 3 and Amendment No. 5".

                  (s) Section 4.01 of the Credit Agreement is hereby amended so that each reference to "the date hereof" set forth in subsections (bb) and (cc) thereto shall also (and not instead) mean and be a reference to the Amendment No. 5 Effective Date.

                  (t) Section 5.01(m) of the Credit Agreement is hereby amended to add at the end thereof the following new clause (iii):

                           "(iii) As  promptly as  practicable  and in any event
                  within 90 days after the Amendment No. 5 Effective Date, in connection with the assets acquired in connection with the Trine Asset Acquisition, establish and thereafter maintain, one or more Blocked Accounts with Bank of America or one or more other banks selected by the Borrower and reasonably acceptable to the Administrative Agent which have accepted the assignment of such Blocked Accounts maintained thereby to the Administrative Agent pursuant to the terms of the Security Agreement and the respective Blocked Accounts referred to therein."

                  (u) Section 5.02(e) of the Credit  Agreement is hereby amended
         (i) to restate clause (ii) thereof in its entirety to read as follows:

                           "(ii)   Investments   by   the   Borrower   and   its
                  Subsidiaries outstanding on (A) the date hereof and described on Part A of Schedule 4.01(kk) hereto, (B) the date of Amendment No. 3 and described on Part B of Schedule 4.01(kk) hereto, and (C) the date of Amendment No. 5 and described on Part C of Schedule 4.01(kk) hereto;",

         (ii) to delete the word  "and" at the end of  subclause  (xi)  thereof,
         (iii) to delete the punctuation "." at the end of clause (xii) thereof and to substitute therefor the following phrase "; and" and (iv) to add the following new clause (xiii) at the end thereof:

                           "(xiii)  Investments  (A) by the Parent  Guarantor in
                  the Borrower pursuant to the Parent Guarantor Equity Contribution and (B) by the Borrower in connection with the consummation of the Trine Asset Acquisition on the Amendment No. 5 Effective Date.".

                  (v) Section 5.02(o)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

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

                  "(ii) the amount set forth below for such Fiscal Year:

                           Fiscal Year Ending In                Amount

                                     2001                     6,000,000
                                     2002                     6,000,000
                                     2003                     6,000,000
                                     2004                     6,000,000
                                     2005                     $6,000,000".

                  (w) Section 6.01(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "(b) any  representation or warranty made by any Loan
                  Party (or any of its officers) under or in connection with any Loan Document, Amendment No. 3 or Amendment No. 5 shall prove to have been incorrect in any material respect when made; or".

                  (x) Section 7.05(a) of the Credit Agreement is hereby amended to replace the phrase "Term A Commitments and Term B Commitments" in the twenty-eighth line thereof with the phrase "Term A Commitments, Term B Commitments and Term C Commitments".

                  (y) Section 7.05(b) of the Credit Agreement is hereby amended to restate the fourth sentence thereof in its entirety to read as follows:

                  "For purposes of this Section 7.05(b), the Lender Parties' respective ratable shares of any amount shall be determined, at any time, according to the sum of (i) the aggregate principal amount of the Advances outstanding at such time and owing to the respective Lender Parties, (ii) their respective Pro Rata Shares of the aggregate Available Amount of all Letters of Credit outstanding at such time, (iii) the aggregate unused portions of their respective Acquisition Commitments, Acquisition B Commitments, Term A Commitments, Term B Commitments and Term C Commitments at such time and
                  (iv) their respective Unused Working Capital Commitments at such time; provided that the aggregate principal amount of Swing Line Advances owing to the Swing Line Bank and of Letter of Credit Advances owing to the Issuing Bank shall be considered to be owed to the Working Capital Lenders ratably in accordance with their respective Working Capital Commitments.".

                  (z) Section 9.04(c) of the Credit Agreement is hereby amended to replace the phrase "determined pursuant to" in the second sentence thereof with the phrase "referenced in clause (b) of".

                  (aa) Schedules I, III,  4.01(b),  4.01(d),  4.01(n),  4.01(u),
         4.01(v), 4.01(aa),  4.01(cc), 4.01(ii), 4.01(jj), 4.01(kk) and 4.01(ll)
         to the Credit Agreement are hereby deleted in their entirety and replaced with the new respective Schedules thereto attached hereto as part of Annex A.

                  (bb) A new Exhibit A-6 to the Credit Agreement is added to the Credit Agreement in the form attached hereto as Annex B.

                  (cc) Exhibit B to the Credit  Agreement  is hereby  amended to
         (i) add after the language "[Term A] [Term B]" in the second line of clause (ii) thereof the language "[Term C]" and (ii) to replace the phrase "each Loan Document and Amendment No. 3" in Paragraph (A) on page two thereof with the phrase "each Loan Document, Amendment No. 3 and Amendment No. 5".

                  (dd) All references in the Credit Agreement and in the other Loan Documents to (i) "NationsBank" shall be deemed to be references to "Bank of America", and (ii) "NationsBanc Montgomery Securities LLC" shall be deemed to be references to "Banc of America Securities LLC".

         SECTION  2.   Amendments  of  Certain   Provisions  of  the  Collateral
Documents. The Collateral Documents are, upon the occurrence of the Amendment No. 5 Effective Date, hereby amended to read as follows:

                  (a) Schedules II, III, IV and V of the Security Agreement are hereby deleted in their entirety and replaced with the new respective Schedules thereto attached hereto as Annex C.

                  (b) Schedules I, II, III, IV and V of the Intellectual Property Security Agreement are hereby deleted in their entirety and replaced with the new respective Schedules thereto attached hereto as Annex D.

         SECTION 3. Further Agreements With Respect to the Term C Facility. The Borrower hereby agrees that it will not approve any amendment or waiver of any provision of the Credit Agreement or any Notes or any other Loan Document, nor consent to any departure by the Borrower therefrom, shall, unless the same shall be in writing and signed (or in the case of the Collateral Documents, consent to) by each Lender that has a Commitment under the Term C Facility if affected by such amendment, waiver or consent, (i) increase the Term C Commitments of such Lender or subject such Lender to any additional obligations, (ii) reduce the principal of, or interest on, the Term C Advances payable to such Lender or any fees or other amounts payable hereunder to such Lender, (iii) postpone any date fixed for any payment of principal of, or interest on, the Term C Advances payable to such Lender or any fees or other amounts payable hereunder to such Lender or (iv) change the order of application of any prepayment set forth in
Section 2.06 in any manner that materially affects such Lender

         SECTION 4. Conditions of Effectiveness of this Amendment. The obligation of each of the Term C Lenders to make a Term C Advance on the occasion of the initial Term C Borrowing is subject to the satisfaction of the following conditions precedent prior to or concurrently with the making of the Term C Borrowing, and Sections 1, 2 and 3 of this Amendment shall become effective as of the first date (the "Amendment No. 5 Effective Date") on which, but only if on or before April 7, 2000, each of the following conditions precedent shall have been satisfied:

                  (a)  The   Administrative   Agent  shall  have   received  (i)
         counterparts of this Amendment executed by the Borrower, the Parent Guarantor, the Required Lenders and each of the Initial

         Term C Lenders (as defined in Section 1) or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment and (ii) the Consent attached hereto executed by each of the Loan Parties.

                  (b) The Administrative Agent and each of the Lender Parties shall have received certified copies of all of the documents, instruments and agreements related to the Trine Asset Acquisition, including without limitation, the Trine Asset Purchase Agreement, the Trine Indemnity Escrow Agreement and the Trine Noncompetition and Confidentiality Agreement, and all amendments to all of the other Transaction Documents which, in each case shall be in form and substance reasonably satisfactory to the Required Lenders and all of the Term C Lenders and shall be in full force and effect. The Borrower shall have received at least $5,000,000 in Net Cash Proceeds from the consummation of the Parent Guarantor Equity Contribution. Each aspect of the Transactions shall have been consummated or shall be consummated concurrently with the initial Term C Borrowing in accordance with the applicable Transaction Documents and in compliance with all applicable laws, rules and regulations.

                  (c) All of the consents, approvals and authorizations of, and notices and filings to or with, and other actions by, any governmental or regulatory authority or any other Person necessary in connection with any aspect of the Transactions, the Transaction Documents, any of the Loan Documents or any of the other transactions contemplated thereby shall have been obtained (without the imposition of any conditions that are not reasonably acceptable to the Required Lenders and all of the Term C Lenders) and shall remain in full force and effect; all applicable waiting periods shall have expired without any action being taken by any competent authority; and no law, rule or regulation shall be applicable in the reasonable judgment of the Required Lenders and the Term C Lenders that restrains, prevents or imposes materially adverse conditions upon any aspect of the Transactions, the Transaction Documents, or any of the Loan Documents or any of the other transactions contemplated thereby.

                  (d) Before giving effect to the Transactions and the other transactions contemplated by this Amendment and by the other Loan Documents, there shall have occurred no Material Adverse Change since February 28, 1999.

                  (e) The representations and warranties contained in each of the Loan Documents (including, without limitation, in Section 5 of this Amendment) shall be correct in all material respects on and as of the Amendment No. 5 Effective Date, before and after giving effect to the initial Term C Borrowing and the application of proceeds therefrom, as though made on and as of such date (other than any such representations or warranties that, by their terms, refer to a specific date other than the Amendment No. 5 Effective Date, in which case as of such specific date).

                  (f) No event shall have occurred and be continuing, or shall result from the initial Term C Borrowing or the application of the proceeds therefrom, that constitutes a Default.

                  (g) All of the accrued fees and expenses of the Administrative Agent and the Lender Parties (including the accrued fees and expenses of counsel for the Administrative Agent) shall have been paid in full.

                  (h) The Administrative Agent shall have received on or before the Amendment No. 5 Effective Date the following, each dated such date (unless otherwise specified), in form and substance satisfactory to the Required Lenders and all of the Term C Lenders (unless otherwise specified) and (except for the Term C Notes) in sufficient copies for each Lender Party:

                           (i) The Term C Notes payable to the order of the Term
                  C Lenders.

                           (ii) Certified copies of the resolutions of the Board
                  of Directors of the Borrower and the Parent Guarantor approving this Amendment, the Term C Notes, the Transactions, the Transaction Documents and all of the other amendments, supplements and other modifications to the Loan Documents being effected in connection with the Transactions and this Amendment to which it is or is to be a party, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to this Amendment, the Term C Notes, the Transactions, the Transaction Documents and all of the other amendments, supplements and other modifications to the Loan Documents being effected in connection with the Transactions and this Amendment.

                           (iii) A  certificate  of the  Borrower and the Parent
                  Guarantor, signed on behalf of the Borrower and the Parent Guarantor, respectively, by its President or a Vice President and its Secretary or any Assistant Secretary, dated the Amendment No. 5 Effective Date (the statements made in which certificate shall be true on and as of the Amendment No. 5 Effective Date), certifying as to (A) the absence of any amendments to the charter of such Person since the date of the Secretary of State's certificate referred to in Section 3.01(j)(iv) of the Credit Agreement, or any steps taken by the board of directors (or persons performing similar functions) or the shareholders of such Person to effect or authorize any further amendment, supplement or other modification thereto;
                  (B) the accuracy and completeness of the bylaws of such Person as in effect on the date on which the resolutions of the board of directors (or persons performing similar functions) of such Person referred to in clause (ii) of this Section 4(h) were adopted and on the Amendment No. 5 Effective Date (a copy of which, if different from the bylaws of such Person delivered to the Lender Parties on the date of the Initial Extension of Credit, shall be attached to such certificate); (C) the due incorporation and good standing of such Person as a corporation organized under the laws of the jurisdiction of its incorporation, and the absence of any proceeding (either pending or contemplated) for the dissolution, liquidation or other termination of the existence of such Person or any of its Subsidiaries; (D) the accuracy in all material respects of the representations and warranties made by such Person in the Loan Documents (including, without limitation, Section 5 of this Amendment) to which it is or is to be a party as though made on and as of the Amendment No. 5 Effective Date, before and after giving effect to the initial Term C Borrowing and to the application of proceeds therefrom, as though made on and as of such date (other than any such representations or warranties that, by their terms, refer to a specific date other than the Amendment No. 5 Effective Date, in which case as of such specific date); and (E) the absence of any event occurring and continuing, or resulting from the initial Term C Borrowing or the application of proceeds therefrom, that would constitute a Default.

                           (iv) A  certificate  of the Secretary or an Assistant
                  Secretary of the Borrower and the Parent Guarantor certifying the names and true signatures of the officers of the Borrower or the Parent Guarantor authorized to sign this Amendment, the Term C Notes, all of the Transaction Documents and all of the other amendments, supplements and other modifications to the Loan Documents being effected in connection with the Transactions and this Amendment to which it is or is to be a party and the other documents to be delivered hereunder and thereunder.

                           (v) Such  financial,  business and other  information
                  regarding the Borrower, the Parent Guarantor and Trine and their respective property, assets and businesses as the Administrative Agent or the Lender Parties shall have requested, including, without limitation, (A) information as to possible contingent liabilities, tax matters, environmental matters, obligations under Plans, Multiemployer Plans and Welfare Plans, collective bargaining agreements and other arrangements with employees and (B) a pro forma Consolidated financial statements of the Parent Guarantor and its Subsidiaries, after giving effect to the Transactions (which, among other things, reflects all estimated costs savings adjustments associated with the Transactions).

                           (vi) (A) Proper financing statement  amendments (Form
                  UCC-3 or a comparable form) under the Uniform Commercial Code of all jurisdictions that the Administrative Agent may deem necessary or desirable in order to terminate or amend existing liens on and security interests in the Collateral described in the Security Agreement, in each case completed in a manner satisfactory to the Administrative Agent, (B) proper financing statements (Form UCC-1 or a comparable form) under the Uniform Commercial Code of all jurisdictions that the Administrative Agent may deem necessary or desirable in order to perfect and protect the liens and security interests created or purported to be created under the Security Agreement, covering the Collateral described in the Security Agreement, in each case completed in a manner satisfactory to the Administrative Agent and duly executed by the Borrower, (C) copies of the Assigned Agreements referred to in Part B of the new Schedule V to the Security Agreement attached hereto as part of Annex C, together with any of the other Transaction Documents that the Administrative Agent in its sole discretion may designate as additional Assigned Agreements, together with, in the case of each such Assigned Agreement which by its terms is not assignable by the Loan Party that is or is to be a party thereto in a manner satisfactory to the Administrative Agent, a consent to the assignment thereof to the Administrative Agent, on behalf of the Secured Parties, in form and substance reasonably satisfactory to the Administrative Agent and duly executed by each of the parties to such Assigned Agreement other than the Loan Parties and Trine, as applicable, (D) a certificate or certificates representing 66% of the issued and outstanding shares of capital stock in Trine Products Mexico S.A. de C.V., a Mexican corporation, accompanied by undated stock powers, duly executed in blank, and (E) evidence that all of the other actions (including, without limitation, the completion of all other recordings and filings of or with respect to the Security Agreement and the Intellectual Property Security Agreement) that the Administrative Agent may deem necessary or desirable in order to perfect and protect the liens and security interests created under the Security Agreement and the Intellectual Property Security Agreement have been taken.

                           (vii) Certificates,  in form and substance reasonably
                  satisfactory to the Required Lenders and all of the Term C Lenders, attesting to the Solvency of the Parent Guarantor and the Borrower, in each case individually and together with its Subsidiaries, taken as a whole, immediately before and immediately after giving effect to the Transactions and the other transactions contemplated by the Loan Documents (as amended by this Amendment), from the chief financial officer (or person performing similar functions) of each of the Parent Guarantor and the Borrower.

                           (viii) Evidence of insurance  delivered to the Lender
                  Parties on the date of the Amendment No. 5 Effective Date, naming the Administrative Agent as insured and loss payee with such responsible and reputable insurance companies or associations, and in such amounts and covering such risks, as is satisfactory to the Lender Parties, including, without limitation, product liability and business interruption insurance.

                           (ix) A Notice of  Borrowing  for the  initial  Term C
                  Borrowing.

                           (x) A  favorable  opinion of  Sullivan  &  Worcester,
                  counsel for the Parent Guarantor and the Borrower, in form and substance reasonably satisfactory to the Required Lenders and all of the Term C Lenders.

                           (xi) Letters from Marino & Chambers,  special counsel
                  for Trine addressed to the Administrative Agent and each of the Lender Parties and otherwise in form and substance reasonably satisfactory to the Administrative Agent, stating that the Administrative Agent and each such Lender Party may rely upon the favorable opinion of such counsel being delivered in connection with the applicable aspects of the Transactions, together with a copy of such opinions (which shall be in form and substance satisfactory to the Required Lenders and all of the Term C Lenders).

                           (xii) Such other  opinions,  certificates,  documents
                  and information as the Administrative Agent or the Required Lenders or any Term C Lender through the Administrative Agent may reasonably request.

                           (xiii) Short-form amendments to the Intellectual Property Security Agreement to be filed with the U.S. Patent and Trademark Office and the U.S. Copyright Office, together with evidence that all action that the Administrative Agent may deem necessary or desirable in order to perfect and protect the first priority liens and security interests created thereunder have been taken or will be taken.

The effectiveness of this Amendment is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement, except that no amendment or waiver of any provision of Section 4, nor consent to any departure by the

Parent Guarantor or the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders and all of the Term C Lenders.

         SECTION 5. Representations and Warranties. Each of the Parent Guarantor and the Borrower hereby represents and warrants as follows:

                  (a) The pro forma Consolidated balance sheet of the Parent Guarantor and its Subsidiaries as of January 31, 2000, and the related pro forma Consolidated statements of income and cash flows of the Parent Guarantor and its Subsidiaries for the 11 months then ended, duly certified by the chief financial officer (or person performing similar functions) of the Parent Guarantor, copies of all of which have been or will on or prior to the Amendment No. 5 Effective Date be furnished to the Lender Parties, fairly present the pro forma Consolidated financial condition of the Parent Guarantor and its Subsidiaries as at such date and the pro forma Consolidated results of operations of the Parent Guarantor and its Subsidiaries for the period ended on such date, in each case giving effect to the Transactions and the other transactions contemplated by this Amendment.

                  (b) The projected Consolidated balance sheets, income statements and cash flows statements of the Parent Guarantor and its Subsidiaries most recently furnished to the Lender Parties prior to the date of this Amendment were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in the light of conditions existing at the time of delivery of such projections, and represented, at the time of delivery, each of the Parent Guarantor's and the Borrower's best estimate of its future financial performance.

                  (c) Set forth on Part B of Schedule 4.01(kk) hereto is a complete and accurate list, as of the Amendment No. 5 Effective Date, of all Investments (other than Investments in Cash Equivalents) held by Trine and transferred to the Borrower pursuant to the Trine Asset Acquisition, showing, as of such date, the amount, obligor or issuer and maturity, if any, thereof.

                  (d) Set forth on Part B of Schedule 4.01(ll) hereto is a complete and accurate list, as of the Amendment No. 5 Effective Date, of all patents, trademarks, trade names, service marks and copyrights, and all applications therefor and licenses thereof, of Trine and transferred to the Borrower pursuant to the Trine Asset Acquisition, showing, as of such date, the jurisdiction in which registered, the registration number, the date of registration and the expiration date.

                  (e) Any amendment, supplement or other modification to any Schedule or Exhibit to any Loan Document attached hereto made after the Amendment No. 5 Effective Date shall be in form and substance reasonably satisfactory to the Required Lenders and all of the Term C Lenders.

         SECTION 6. Reference to and Effect on the Loan Documents. (a) On and after the Amendment No. 5 Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and otherwise modified hereby.

         (b) The Credit Agreement, the Notes and each of the other Loan Documents, except to the extent of the amendments and other modifications specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under and in respect of the Loan Documents, as amended and otherwise modified by this Amendment.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender Party or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         SECTION 7. Costs and Expenses. The Borrower hereby agrees to pay, upon demand, all costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in connection with the preparation, execution, delivery, administration, syndication, modification and amendment of this Amendment and the other documents, instruments and agreements to be delivered hereunder, all in accordance with the terms of Section 9.04 of the Credit Agreement.

         SECTION 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                             The Borrower

                             DESA INTERNATIONAL, INC.


                             By /s/ Edward G. Patrick
                                Name:  Edward G. Patrick
                                Title: Vice President


                             The Parent Guarantor

                             DESA HOLDINGS CORPORATION


                             By /s/ Edward G. Patrick
                                Name:  Edward G. Patrick
                                Title: Vice President


                             The Agents

                             BANK OF AMERICA, N.A., in each of its
                                capacities as a Lender Party and as
                                Administrative Agent


                             By /s/ David H. Strickert
                                Name:  David H. Strickert
                                Title: Principal

                             The Initial Term C Lenders

                             BANK OF AMERICA, N.A.


                             By /s/ David H. Strickert
                                Name:  David H. Strickert
                                Title: Principal


                             UBS AG, STAMFORD BRANCH


                             By /s/ Renata Jacobson
                                Name:  Renata Jacobson
                                Title: Director


                             By /s/ David Barth
                                Name:  David Barth
                                Title: Director

                             The Lenders

                             BANK OF AMERICA, N.A.


                             By /s/ David H. Strickert
                                Name:  David H. Strickert
                                Title: Principal

                             UBS AG, STAMFORD BRANCH


                             By /s/ Renata Jacobson
                                Name:  Renata Jacobson
                                Title: Director


                             By /s/ David Barth
                                Name:  David Barth
                                Title: Director

                             HELLER FINANCIAL, INC.


                             By /s/ K. Craig Gallehugh
                                Name:  K. Craig Gallehugh
                                Title: Vice President

                             IMPERIAL BANK, CALIFORNIA
                             BANKING CORPORATION


                             By /s/ Ray Vadalma
                                Name:  Ray Vadalma
                                Title: Senior Managing Director

                             FIRST SOURCE FINANCIAL LLP, as a Lender

                             By:  First Source Financial, Inc., its
                                  Agent/Manager


                             By /s/ Pamela D. Eskra
                                Name:  Pamela D. Eskra
                                Title: Vice President

                             FLEET NATIONAL BANK


                             By /s/ Stephen M. Curran
                                Name:  Stephen M. Curran
                                Title: Vice President

                             FLEET BUSINESS CREDIT CORPORATION


                             By /s/ Wes Manus
                                Name:  Wes Manus
                                Title: Vice President

                             VAN KAMPEN
                             PRIME RATE INCOME TRUST

                             By: Van Kampen Investment Advisory Corp.


                             By /s/ Brian T. Buscher
                                Name:  Brian T. Buscher
                                Title: Manager Operations & Compliance

                             CANADIAN IMPERIAL BANK OF COMMERCE


                             By /s/ Koren Volk
                                Name:  Koren Volk
                                Title: Authorized Signatory

                             BANK POLSKA KASA OPIEKI S.A. -
                             PEKAO S.A. GROUP, NEW YORK
                             BRANCH


                             By /s/ Barry W. Henry
                                Name:  Barry W. Henry
                                Title: Vice President
                                       Senior Lending Officer

                             PILGRIM AMERICA PRIME RATE
                             TRUST

                             By: Pilgrim Investments, Inc.,
                                 as its investment manager


                             By /s/ Jason T. Groom
                                Name:  Jason T. Groom
                                Title: Assistant Vice President

                             BOEING CAPITAL CORPORATION


                             By /s/ James C. Hammersmith
                                Name:  James C. Hammersmith
                                Title: Senior Documentation Officer

                                     CONSENT

                  Reference is made to (a) Amendment No. 5 to the Loan Documents dated as of April 7, 2000 (the "Amendment"; capitalized terms not otherwise defined herein being used herein as defined in the Amendment and in the Credit Agreement referred to therein), (b) the Credit Agreement dated as of November 26, 1997 (as amended and otherwise modified by Amendment and Waiver No. 1 dated as of January 23, 1998, Letter Waiver No. 2 dated as of April 9, 1998, Amendment No. 3 to the Loan Documents dated as of May 26, 1998 and Amendment and Waiver No. 4 to the Loan Documents dated as of May 25, 1999, the "Credit Agreement") among Desa International, Inc., a Delaware corporation, Desa Holdings Corporation, a Delaware corporation, the Lender Parties party thereto, UBS Securities LLC, as a Co-Arranger and Documentation Agent thereunder, Banc of America Securities LLC (formerly NationsBanc Montgomery Securities LLC), as a Co-Arranger and Syndication Agent thereunder and Bank of America, N.A. (formerly NationsBank, N.A.), as Administrative Agent (the "Administrative Agent") for the Lender Parties thereunder, and (c) the other Loan Documents referred to therein.

                  Each of the undersigned, in its capacity as (a) a Grantor under the Security Agreement, (b) a Grantor under the Intellectual Property Security Agreement, and/or (c) a Subsidiary Guarantor under the Subsidiary Guaranty executed and delivered by such Subsidiary Guarantor, hereby consents to the execution and delivery of the Amendment, the prior execution and delivery of the Credit Agreement and the performance of each of the Amendment and the Credit Agreement and agrees that:

                  (A) each of the Security Agreement, the Intellectual Property Security Agreement and the Subsidiary Guaranty to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Amendment No. 5 Effective Date, except that, on and after the Amendment No. 5 Effective Date, (1) each reference to "the Credit Agreement", "thereunder", "thereof", "therein" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by the Amendment, (2) each reference to "the Security Agreement", "thereunder", "thereof", "therein" or words of like import referring to the Security Agreement shall mean and be a reference to the Security Agreement, as amended and otherwise modified by the Amendment, and (3) each reference to "the Intellectual Property Security Agreement", "thereunder", "thereof", "therein" or words of like import referring to the Intellectual Property Security Agreement shall mean and be a reference to the Intellectual Property Security Agreement, as amended and otherwise modified by the Amendment; and

                  (B) as of the Amendment No. 5 Effective Date, the Security Agreement and the Intellectual Property Security Agreement to which it is a party and all of the Collateral of such Person described therein do, and shall continue to, secure the payment of all of the Secured Obligations.

                  This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

                  Delivery of an executed counterpart of a signature page of this Consent by telecopier shall be effective as the delivery of a manually executed counterpart of this Consent.

                             DESA INTERNATIONAL, INC.

                             By /s/ Edward Patrick
                                Name:  Edward Patrick
                                Title: Vice President Finance


                             DESA HOLDINGS CORPORATION


                             By /s/ Edward Patrick
                                Name:  Edward Patrick
                                Title: Vice President Finance






[The schedules and exhibits to this agreement have been omitted and will be supplementally filed with the Securities and Exchange Commission upon request.]